UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2005
THE BON-TON STORES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)
2801 E. Market Street, York, Pennsylvania 17402
(Address of Principal Executive Offices)
717-757-7660
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On February 16, 2006, The Bon-Ton Stores, Inc. (“Bon-Ton”) and Saks Incorporated (“Saks”) entered into Amendment No. 1 (the “Amendment”) to the Purchase Agreement between the parties dated October 29, 2005 (as amended by the Amendment, the “Purchase Agreement”), which was previously filed as Exhibit 2.1 to Bon-Ton’s Current Report on Form 8-K dated October 31, 2005. The Purchase Agreement relates to the previously announced pending acquisition (the “Acquisition”) by Bon-Ton of the Northern Department Store Group (“NDSG”) of Saks. The Amendment is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Amendment provides that, to the extent that the portion of the financing of the Acquisition structured as an offering of senior unsecured notes has not been consummated, the date on which Bon-Ton will be required to borrow funds under a bridge loan to complete the Acquisition is March 13, 2006, provided the bridge loan is available at that time. The Amendment also delays to April 3, 2006 the date on which either party may terminate the Purchase Agreement under certain circumstances.
     Except for its status as the contractual document between the parties with respect to the transactions described therein, the Purchase Agreement is not intended to provide factual information about the parties. The representations and warranties contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures between the parties. These representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, they should not be relied on by investors as statements of factual information.
Item 2.02 Results of Operations and Financial Condition
     The information set forth in Item 7.01 below is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     On February 17, 2006, Bon-Ton announced that it intends to offer, through its subsidiary, The Bon-Ton Department Stores, Inc. (the “Issuer”), $525 million in aggregate principal amount of senior notes due 2014 (the “Notes”) in a private placement, subject to market and other conditions. The press release related to the Notes offering is attached as Exhibit 99.1 and is incorporated herein by reference. Bon-Ton expects that the offering of the Notes will be completed in early March 2006. The issuance of the Notes is conditioned upon and will occur simultaneously with the consummation of the Acquisition. Bon-Ton also intends that the Issuer and/or certain other of Bon-Ton’s affiliates will, simultaneously with completion of the Acquisition and the issuance of the Notes, enter into a new senior secured credit facility with a maximum borrowing availability of approximately $1.0 billion (the “New Senior Credit Facility”) and a new $260 million mortgage loan facility (the “New Mortgage Loan Facility”).
     The Notes will be guaranteed on a senior unsecured basis by Bon-Ton and each of its subsidiaries, other than the Issuer, that is an obligor (either as a borrower or a guarantor) under the

New Senior Credit Facility. The net proceeds of the offering of the Notes, together with borrowings under the New Senior Credit Facility and the New Mortgage Loan Facility, are to be used to finance the Acquisition, repay the debt under Bon-Ton’s current credit facility, and pay fees and expenses related to the Acquisition, the New Senior Credit Facility, the New Mortgage Loan Facility and the issuance of the Notes. The Acquisition, the offering of the Notes, borrowings under the New Senior Credit Facility and the New Mortgage Loan Facility and the application of the proceeds therefrom are collectively referred to as the “Transactions.”
     Set forth below is (a) certain information contained in the preliminary offering memorandum dated February 17, 2006 (the “Preliminary Offering Memorandum”) relating to the proposed offering of the Notes, and (b) certain additional information, not included in the Preliminary Offering Memorandum, required under Regulation G promulgated by the Securities and Exchange Commission (the “SEC”) to be provided in this Item 7.01 in conjunction with certain of the information described in clause (a) above. Other information contained in the Preliminary Offering Memorandum is set forth in Exhibit 99.2 to this Current Report, which is incorporated herein by reference.
Estimated Financial Information for Bon-Ton, NDSG and, on a Pro Forma Basis, the Combined Company
     The following tables set forth summary forward-looking, estimated financial data for Bon-Ton, NDSG and, on a pro forma basis giving effect to the Transactions as if they had occurred on January 30, 2005, the combined company. Estimates of financial results, including pro forma adjustments, are inherently uncertain and subject to change. As of the date hereof, neither Bon-Ton nor NDSG has undergone a review in accordance with Statement on Auditing Standards No. 100, “Interim Financial Information,” with respect to the 13 weeks ended January 28, 2006, nor has Bon-Ton or NDSG completed an audit with respect to the 52 weeks ended January 28, 2006. Moreover, Bon-Ton has not determined what normal period adjustments may be appropriate with respect to such periods, including adjustments relating to actuarial valuations of self-insured insurance plans; expense accruals and estimates versus actual costs; inventory valuation, including LIFO computations, realizable value estimates and vendor support; bonus plan earnings; and income taxes. NDSG may determine that it also must make similar or other adjustments. Bon-Ton cannot assure you that, once it and NDSG have finalized their respective results for the 13 weeks and 52 weeks ended January 28, 2006, the estimates provided below will prove to be accurate; any inaccuracies could be material. The estimates provided herein should not be regarded as a representation by Bon-Ton, NDSG or any other person that actual results for the periods presented will not differ from the estimates provided herein.
     In the information set forth below, EBITDA and Adjusted EBITDA, which are not measures of financial performance under generally accepted accounting principles (“GAAP”), are presented. EBITDA and Adjusted EBITDA are presented because Bon-Ton considers them to be important supplemental measures of performance and believes that they are frequently used by securities analysts, investors and other interested parties to evaluate the performance of companies in Bon-Ton’s industry and by some investors to determine a company’s ability to service or incur debt. In addition, management of Bon-Ton uses EBITDA internally to compare the profitability of its stores. EBITDA and Adjusted EBITDA are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for performance relative to other companies. EBITDA and Adjusted EBITDA should not be assessed in isolation from, or construed as substitutes for, net income (loss) or cash flows from operations, which are prepared in accordance with GAAP. EBITDA and Adjusted EBITDA are not intended to represent, and should not be considered to be more meaningful measures than or alternatives to, measures of operating performance as determined in accordance with GAAP.
     The following table sets forth summary estimated financial data for Bon-Ton, NDSG and, on a pro forma basis, the combined company, for the 13 weeks ended January 28, 2006:

	13 Weeks Ended
	January 28, 2006
			Combined
			Company
	Bon-Ton	NDSG	Pro Forma
	(in millions)
Summary Estimated Financial Data:
Net Sales	$465	$715	$1,176
Gross Profit	173	269	443
Net Income	36	44	66
EBITDA (1)	65	93	158
Adjusted EBITDA (1)			172

(1)	EBITDA is net income (loss) before interest, income taxes, depreciation and amortization. Pro forma Adjusted EBITDA is pro forma EBITDA after consideration of the adjustments described below, which Bon-Ton believes are not indicative of future performance, plus certain estimated cost savings. The following table reconciles net income to EBITDA and to Adjusted EBITDA for the 13 weeks ended January 28, 2006:

Combined Company
Pro Forma
(in millions)
Net income	$66
Adjustments:
Income tax provision	42
Interest expense, net	25
Depreciation and amortization	25

EBITDA	$158

Adjustments:
Bon-Ton:
Store closings(a)	$2
Combined company:
Corporate allocation cost savings(b)	12

Adjusted EBITDA	$172

(Dollars in millions)

(a)	On September 20, 2005, Bon-Ton announced the closing of its Great Northern and Shoppingtown stores in the Syracuse, New York area and its Lebanon, Pennsylvania store effective January 28, 2006. On November 16, 2005, Bon-Ton announced the closing of its Walden Galleria store in Buffalo, New York effective January 28, 2006. In connection with the closing of these four stores, Bon-Ton recorded a pre-tax charge of $2 during the 13 weeks ended January 28, 2006.

(b)	Saks’ policy is to allocate certain corporate expenses to each of its businesses as if that business were operated as a separate legal corporate entity. Bon-Ton estimates that if it had operated NDSG during the period there would have been a reduction of allocated corporate costs for that period of approximately $12, excluding any estimated savings to be realized from the integration process. The allocated corporate costs — which include, among others, costs such as salaries for Saks’ senior executives and other employees, corporate aircraft operation expenses, certain occupancy expenses and certain treasury function expenses — are, however, only estimates. Actual cost savings can be expected to vary from estimates and the variation may be material.

     The following table sets forth summary estimated financial data for Bon-Ton, NDSG and, on a pro forma basis, the combined company, for the 52 weeks ended January 28, 2006:

	52 Weeks Ended
	January 28, 2006
			Combined
			Company
	Bon-Ton	NDSG	Pro Forma
	(in millions)
Summary Estimated Financial Data:
Net Sales	$1,287	$2,168	$3,445
Gross Profit	465	818	1,290
Net Income	24	58	25
EBITDA (1)	77	170	247
Adjusted EBITDA (1)			287
(1)	EBITDA is net income (loss) before interest, income taxes, depreciation and amortization. Pro forma Adjusted EBITDA is pro forma EBITDA after consideration of the adjustments described below, which Bon-Ton believes are not indicative of future performance, plus certain estimated cost savings. The following table reconciles net income to EBITDA and to Adjusted EBITDA for the 52 weeks ended January 28, 2006:

Combined Company
Pro Forma
(in millions)

Net income	$25
Adjustments:
Income tax provision	15
Interest expense, net	106
Depreciation and amortization	101

EBITDA	$247

Adjustments:
Bon-Ton:
Store closings(a)	$2
Loss and costs related to credit sale(b)	1
Elder-Beerman integration costs(c)	1
Combined company:
Corporate allocation cost savings(d)	36

Adjusted EBITDA	$287

(Dollars in millions)

(a)	On September 20, 2005, Bon-Ton announced the closing of its Great Northern and Shoppingtown stores in the Syracuse, New York area and its Lebanon, Pennsylvania store effective January 28, 2006. On November 16, 2005, Bon-Ton announced the closing of its Walden Galleria store in Buffalo, New York effective January 28, 2006. In connection with the closing of these four stores, Bon-Ton recorded a pre-tax charge of $2 during the 52 weeks January 28, 2006.

(b)	On July 8, 2005, Bon-Ton sold substantially all of its proprietary credit card accounts and the related accounts receivable to HSBC Nevada Bank, N.A. During the 52 weeks ended January 28, 2006, Bon-Ton recorded a pre-tax loss on the sale and pre-tax charges related to involuntary termination benefits and contract termination in the aggregate amount of $1.

(c)	In connection with the acquisition of Elder-Beerman on October 24, 2003, Bon-Ton recorded pre-tax integration costs of $1 during the 52 weeks ended January 28, 2006.

(d)	Saks’ policy is to allocate certain corporate expenses to each of its businesses as if that business were operated as a separate legal corporate entity. Bon-Ton estimates that if it had operated NDSG during the period there would have been a reduction of allocated corporate costs for that period of approximately $36, excluding any estimated savings to be realized from the integration process. The allocated corporate costs — which include, among others, costs such as salaries for Saks’ senior executives and other employees, corporate aircraft operation expenses, certain occupancy expenses and certain treasury function expenses — are, however, only estimates. Actual cost savings can be expected to vary from estimates and the variation may be material.
     In addition, Bon-Ton will disclose to potential investors in the Notes that, assuming the completion of the Transactions as of January 30, 2005, borrowings under the New Senior Credit Facility on a pro forma basis for the combined company would have been approximately $360 million as of January 28, 2006.
* * *
     Bon-Ton is making this disclosure to be consistent with the SEC’s “fair disclosure” guidelines in advance of presentations to potential investors in the Notes.
     This information is furnished solely pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), if such subsequent filing specifically references such items in this Current Report on Form 8-K.
     This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Notes or any other securities, nor will there be any sale of the Notes or any other securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The Notes will be offered and sold in the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-United States persons in compliance with Regulation S under the Securities Act. The Notes, when offered, will not have been registered under the Securities Act and may not be offered or sold in the United States, or to, or for the account of benefit of, United States persons absent such registration, except pursuant to an exemption from, or in a transaction not subject to, such registration requirement.
     Statements made in this Current Report on Form 8-K, other than statements of historical information, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Factors that could cause such differences include, but are not limited to, the ability to satisfy the conditions precedent to consummation of the Acquisition, including: the ability to obtain the financing necessary, including the sale of the Notes; the availability of bridge loan financing; and the availability of the New Senior Credit Facility and the New Mortgage Loan Facility. Additional factors that could cause the Company’s actual results to differ from those contained in these forward-looking statements are discussed in greater detail in Bon-Ton’s periodic reports filed with the SEC and under “Risk Factors” in Exhibit 99.2 to this Current Report.

Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Description of Exhibit

2.1	Amendment No. 1 to Purchase Agreement, dated February 16, 2006(1)

99.1	Press Release dated February 17, 2006 regarding the proposed offering of the Notes(2)

99.2	Certain information contained in the Preliminary Offering Memorandum(2)

(1)	Filed herewith

(2)	Furnished herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.
By:	/s/ Keith E. Plowman
Keith E. Plowman
Senior Vice President, Chief Financial Officer and Principal Accounting Officer

Dated: February 17, 2006